                                                     Registration No. 333-104773
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

          Pre-Effective Amendment No.                                      [ ]
                                      -----

          Post-Effective Amendment No. 1                                   [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

          Amendment No.
                        ----

                        (Check appropriate box or boxes)
                        --------------------------------

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)
                           --------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)


       Depositor's Telephone Number, including Area Code: (212) 554-1234

                           --------------------------


                                  ROBIN WAGNER
                   VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

           The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agents for Service)

                           --------------------------


                  Please send copies of all communications to:
                            PETER E. PANARITES, ESQ.
                                Foley & Lardner
                               Washington Harbour
                           3000 K. Street, Northwest
                             Washington, D.C. 20007

                           --------------------------

         Approximate Date of Proposed Public Offering:  Continuous

         It is proposed that this filing will become effective (check appropriate box):

[X]      Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]      On (date) pursuant to paragraph (b) or Rule 485.

[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

     Units of interest in Separate Account under variable annuity contracts.

                                      NOTE

         This Post Effective Amendment No. 1 ("PEA") to the Form N-3 Registration Statement No. 333-104773 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") is being filed solely for the purpose of including in the Registration Statement information concerning the Real Estate Fund investment option available under the American Dental Association Members Retirement Program ("ADA Program") and information concerning the Prime Property Fund in which the Real Estate Fund invests. Information concerning these investment options has been included in registration statements previously filed by Equitable Life under the Securities Act of 1933 ("1933 Act") for the ADA Program, but was omitted from the Registration Statement as filed with the Commission on April 25, 2003, and effective under the 1933 Act on May 1, 2003. The PEA also includes updated financial statements and financial information, as well as other non-material updating information, with respect to Equitable Life's Separate Account No. 30 (Pooled)(Real Estate Fund) and Separate Account No. 8 (Prime Property Fund), as set forth in a supplement (which is part of the PEA) to Equitable Life's May 1, 2003 Prospectus and Statement of Additional Information for the ADA Program under the Registration Statement. In addition, the PEA adds, in Part C, financial statements "6." and "7." under Item 28(a) and Exhibits M and N under
Item 28(b), and amends Item 30. The PEA does not amend the ADA Program Prospectus or Statement of Additional Information or any other part of the Registration Statement except as specifically noted herein. Accordingly, Parts A, B and C of the Registration Statement filed with the Commission on April 25, 2003 are otherwise unaffected by the PEA.

The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED JUNE 30, 2003, TO THE MAY 1, 2003 PROSPECTUS FOR:
AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM ("ADA")
--------------------------------------------------------------------------------

This supplement modifies certain information in the above-referenced Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


1. On the front page, the following is added immediately following the "Lifecycle Fund Moderate:"

          Real Estate Fund        Lend Lease Real Estate Investments (Logo)

2. On the cover page, under "What is the American Dental Association Members Retirement Program contract?:"

(a) Under "Investment options," the following is added as a new section after Balanced/Hybrid:

          Specialty:

          o    Real Estate Fund

(b)  The following is added immediately following the second paragraph:

     The Real Estate Fund invests primarily in units of Equitable Life's Prime Property Fund.

3. In "Contents of this prospectus," under "How we value your account balance in the investment funds," the following is added immediately following "For amounts in the Equity Funds:"

          For amounts in the Real Estate Fund          22

4.   In ADA Program:

(a) Under "Index of key words and phrases, the following is added immediately following "Pooled Trust:"

          Prime Property Fund     18

(b) Under "The Contract at a glance - key features," "and the Real Estate Fund:" is added to the end of the first sentence and the following is added as the seventh bullet:

          o    Lend Lease Real Estate Investments, Inc.

5.   In "Fee Table,"

(a) The first sentence of the first footnote (3) is deleted in its entirety and replaced with the following:

     These fees apply only to the Growth Equity and Real Estate funds and will fluctuate from year to year based on the assets in each fund.

(b) The heading entitled "Pooled trust operating expenses, expressed as an annual percentage of average daily net assets for Growth Equity Fund" is renamed as follows:

     Pooled trust operating expenses, expressed as an annual percentage of average daily net assets for Growth Equity and Real Estate Funds

(c) Under "Pooled trust operating expenses, expressed as an annual percentage of average daily net assets for Growth Equity and Real Estate Funds," (as renamed immediately above) the following is added to the chart immediately below Growth Equity:



---------------------------------------------------------------------------------------
Real Estate     0.655%        0.25%          1.10%(2)        0.09%        ___     2.10%
---------------------------------------------------------------------------------------



(2) The actual fee charged is computed using the following investment management fee schedule: 1.10% of the first $50 million of program assets allocated to the investment fund; 1.00% of the next $25 million of program assets allocated to the investment fund; and 0.95% of program assets allocated to the investment fund in excess of $75 million.


(d)  Under "Examples" under "Pooled separate account examples,"

     o the first sentence is deleted in its entirety and replaced with the following:

     These examples assume that you invest $1,000 in the indicated options under the contract for the time periods indicated.

--------------------------------------------------------------------------------

     o the following is added, as indicated, immediately below Growth Equity Fund in the table:

     If you do not surrender at the end of the time period:

--------------------------------------------------------------------------------
                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
  Real Estate Fund     $ 57.77      $ 124.21      $ 192.04      $ 368.16
--------------------------------------------------------------------------------

     If you annuitize at the end of the applicable time period:

--------------------------------------------------------------------------------
                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
  Real Estate Fund     $ 407.77       $ 474.21      $ 542.04      $ 718.16
--------------------------------------------------------------------------------

(e) Under "Condensed financial information," the first sentence is deleted in its entirety and replaced with the following:

         Please see Appendix I at the end of this prospectus for condensed financial information concerning the Growth Equity Fund and Real Estate Fund, and unit values and number of units outstanding information for the Aggressive Equity Fund, Foreign Fund, Equity Index Fund, Equity Income Fund, Large Cap Growth Fund, Lifecycle Funds, the Small Cap Value Fund and the U.S. Bond Fund."

(f) Under "Financial statements of investment funds," the second sentence is deleted in its entirety and replaced with the following:

         The financial statements for the Growth Equity Fund (Separate Account No. 4 (Pooled)); Aggressive Equity Fund (Separate Account No. 200); Foreign Fund (Separate Account No. 191); Real Estate Fund (Separate Account No. 30) and our Prime Property Fund (Separate Account No. 8), in which the Real Estate Fund invests; Equity Income Fund, Large Cap Growth Fund, Small Cap Value Fund and U.S. Bond Fund (all Separate Account No. 206) may be found in the SAI for this prospectus.

6.   In "Program investment options,"

(a) Under "Investment options," the first two sentences are deleted in their entirety and replaced with the following:

         You may choose from thirteen investment options under the Program. These include the Real Estate Fund and the other ten investment funds we call the "Equity Funds".

(b) Under "Additional Information about the Equity Funds," the following is added immediately following the section entitled "Voting rights:"

THE REAL ESTATE FUND

OBJECTIVE

The Real Estate Fund seeks a stable rate of return over an extended period of time through rental income and appreciation of real property values. It pursues this goal by investing primarily in units of our Prime Property Fund (Separate Account No.8), which has the same objective. Because of the nature of real estate investments, to provide a measure of liquidity, the Real Estate Fund also invests in liquid assets. We cannot assure you that the Real Estate Fund or Prime Property Fund will meet their investment objective.

INVESTMENT MANAGER

We manage both the Real Estate Fund and Prime Property Fund. We have retained Lend Lease Real Estate Investments, Inc. ("Lend Lease ") to advise us as to all our real property acquisitions, management and sales. Lend Lease also coordinates related accounting and bookkeeping functions with us. Lend Lease has offices world-wide and throughout the United States. As of December 31, 2002, Lend Lease Real Estate Investments had approximately $51 billion globally in assets under management (excludes $5.6 billion of assets under resolution at legal balance). Lend Lease originates, analyzes, evaluates and recommends commercial real estate investments for its clients, then manages and services those investments on an ongoing basis.

INVESTMENT STRATEGIES

Prime Property Fund's principal investment strategy is to acquire and own well-located, quality, income-producing real estate investments in strong rental markets throughout the United States. Location, potential income stream, cost, potential for increasing rental income and capital appreciation, resale marketability, and architectural and other physical attributes are important factors considered in the selection of properties. We also evaluate the risks, including environmental risks, involved with the property, as well as the probability and potential impact of changes in the local economy.

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See "Prime Property Fund Investments " in the SAI for additional information about the current distribution of investments by property type and location. Prime Property Fund does not have a specified holding period for its properties. The Fund will buy and sell properties at any time. In general, however, we seek to hold properties for long-term investment.

Prime Property Fund may also invest in: (1) construction and mortgage loans receivable; (2) notes receivable; (3) developmental properties and (4) forward commitments (an agreement to purchase property upon completion of construction or leasing.) Although there are no limits on the amount the Fund can invest in any one property, we do not intend to invest more than 10% of the Fund 's assets in any one property or in developmental properties.

Prime Property Fund participates in joint ventures, particularly with regard to large properties. We seek to form joint ventures with persons and companies who, because of our experience with them or investigation into their financial condition and business history, we regard as experienced and financially responsible. Prime Property Fund may issue construction and mortgage loans on a fixed or variable rate basis in connection with joint ventures in which it participates. If Prime Property Fund issues fixed rate loans, it may seek to stabilize the market value of such loans by engaging in interest rate hedging transactions, to the extent permitted under applicable regulatory requirements.

Prime Property Fund may also engage in transactions and invest in properties other than or in addition to those described above, including commercial mortgaged backed securities (CMBS) and shares in real estate investment trusts (REITs).

Prime Property Fund may use various forms of mortgage financing in connection with its real estate activities.

Prime Property Fund may also borrow money in order to:

o    acquire new properties;

o    improve existing investments;

o    provide working capital for repairs and improvements;

o    meet investors' withdrawal requests; and

o    meet other cash flow requirements.

Prime Property Fund may use mortgage financing to acquire properties, may mortgage properties after acquisition, may acquire properties subject to mortgages and may enter into joint ventures or other arrangements that require mortgage financing. Prime Property Fund 's borrowings may have recourse to wholly-owned properties or may be secured by the general credit of the Fund and thus have recourse to the entire Fund. During the period from 1986 through 2002 Prime Property Fund's total borrowings secured by wholly-owned properties ranged from 10.4% to 22.2% of the Fund's total portfolio value. For more information regarding borrowings secured by wholly-owned properties see "Prime Property Fund Investments" in the SAI.

LIQUID ASSETS

The Real Estate Fund seeks to hold enough liquid assets to provide for expected withdrawals, and seeks to hold a minimum of 5% of its assets in liquid assets. The Real Estate Fund and the Prime Property Fund each may invest in:

o    government obligations;

o    short-term commercial paper; and

o    other money market instruments of the types described above.

These holdings could tend to reduce the investment performance of the Real Estate Fund as compared to the Prime Property Fund or a fund fully invested in real estate.

INVESTMENT RISKS RELATED TO PRIME PROPERTY FUND

Prime Property Fund is subject to the risks generally associated with the ownership of real property, some of which we describe below. These risks could cause the value of Prime Property Fund's real estate and other investments and, therefore, the value of its units-to fluctuate.

The risks associated with investing in real property include:

o    the uncertainty of cash flow;

--------------------------------------------------------------------------------

o    the need to meet fixed and other obligations;

o shifts in property values in real estate markets in general and in local markets in particular;

o adverse changes in economic and social conditions, including demographic trends;

o    changes in operating expenses, including real estate taxes;

o    changes in tax, zoning, building, environmental and other laws;

o    losses due to nonpayment of rent;

o    uninsured losses; and

o    other risks beyond our control.

We believe that the large number of properties held in Prime Property Fund and their geographic and use diversification provide a measure of protection against these risks.

Investments in developmental properties are subject to additional risks, which include cost overruns, construction delays, difficulties in finding suitable tenants and delays in fully renting the property. Joint ventures may be vulnerable to losses as a result of a joint venturer's financial difficulties. In addition, the joint venturer may at times have objectives that are contrary to those of Prime Property Fund. Construction loans may be vulnerable to losses due to a developer's financial difficulties. In general, construction loans will not be personal obligations of the borrower, and Prime Property Fund will look solely to the underlying property in case of default. Other liens such as mechanics' liens may have priority over Prime Property Fund's security interest in the property.

SPECIAL RISKS RELATED TO THE REAL ESTATE FUND

LIQUIDITY

There is no assurance that the Real Estate Fund will have sufficient liquidity to make distributions and transfers when requested under the Program or when required by law. From 1991 to June 1994 the Real Estate Fund used substantially all of its available cash flow and liquid assets to pay participant withdrawal requests, and withdrawal requests were being delayed in accordance with our procedures. Nevertheless, the Real Estate Fund has sufficient liquidity and is paying participant withdrawals on a current basis.

Further, we may restrict or delay the Real Estate Fund's withdrawals from Prime Property Fund, if we reasonably believe it necessary to protect the interests of other participants in Prime Property Fund. We have restricted withdrawals from Prime Property Fund from time to time.

The procedures we use for any delayed distributions or transfers from the Real Estate Fund are described under "Procedures for Withdrawals, Distributions and Transfers - Special Rules for Distributions and Transfers from the Real Estate Fund" in the SAI.

You may redeem Real Estate Fund units once each quarter. Payments to you may be delayed.

You should also understand that you may only redeem your Real Estate Fund units after the end of a calendar quarter. We process redemption requests after we know the value of Prime Property Fund for the last day of that quarter and have determined the value of Real Estate Fund units. This determination normally occurs five to ten days into the succeeding month. If you are taking a distribution or transfer from the Real Estate Fund, the amount distributed will not reflect any change in the net value of Prime Property Fund assets attributable to the period between the last day of the quarter and the day your redemption occurs. Please see "Special Rules for Distributions and Transfers from the Real Estate Fund" under "Procedures for Withdrawals, Distributions and Transfers" in the SAI.

Because an investment in the Real Estate Fund involves substantial risk and could deny you immediate access to your investment, you may wish to limit your investment in the Real Estate Fund, particularly as you near retirement.

INSURANCE RISKS

We believe that our all-risk (property) insurance will provide adequate compensation for accidental loss of property value, including losses in California resulting from earthquakes. Our insurance against earthquake loss in California is limited to: $272 million per occurrence and $272 million in the aggregate for all our California properties, including Prime Property Fund properties. We believe that the amount of earthquake insurance we carry is reasonable in light of the types of coverage available at acceptable prices and based on probable maximum loss analysis. Prime Property Fund's properties are also covered under a commercial general liability and umbrella policy that we believe is adequate for the portfolio in view of the

--------------------------------------------------------------------------------

types of coverage currently available at acceptable prices. In addition, Prime Property Fund is protected by insurance for acts of terrorism. The limit for acts of terrorism as certified by the Terrorism Risk Insurance Act of November 2002 (TRIA) is $700 million per occurrence and $700 million in the aggregate. For non-certified acts of terrorism, or acts committed in the United States by a domestic party or representative of a domestic group, the limit is $200 million per occurrence and $200 million in the aggregate.

CONFLICTS OF INTEREST


Lend Lease makes property acquisitions for us, our clients, and for itself and its clients. Before acquisition, properties are allocated among Prime Property Fund, our other separate accounts (both pooled and single-client accounts), our general account, Lend Lease's own account, and Lend Lease's advisory accounts. Two or more of those accounts may share some of those properties. Prime Property Fund does not share any properties with any of our other accounts. We also may have interests in properties held in our general account or in other accounts we manage that may be affected by the acquisition, operations or sale of Prime Property Fund properties. One or more of these situations could give rise to conflicts of interest among Prime Property Fund and these other accounts, including our accounts.


Lend Lease seeks to allocate properties among the accounts based on the accounts' investment policies, size, liquidity and diversification requirements, current availability of funds, current portfolio holdings and annually established investment goals. Lend Lease's recommendations as to the allocation of properties are reviewed and approved by the Allocation Committee of the Lend Lease Board of Directors. With limited exceptions, the Allocation Committee has final authority over the allocation of investment properties for all of our accounts.

Further, the value of the Real Estate Fund's investments depends heavily on the estimated market values of properties held by Prime Property Fund. See "How we value your account balance in the investment funds" later in this Prospectus. We base those estimates on our periodic reappraisals of the properties. Our fees will tend to increase as those appraised values increase. There is no assurance that any of the properties will ultimately be sold for their appraised values.

Finally, Lend Lease also may postpone withdrawals from Prime Property Fund under certain circumstances within our discretion. These circumstances include a reasonable determination by us not to sell properties. Lend Lease's fees depend on the aggregate value of net assets held in Prime Property Fund.

7. In "How we value your account balance in the Investment Funds," the following is added immediately following the section entitled "For amounts in the Equity Funds:"

FOR AMOUNTS IN THE REAL ESTATE FUND

The day on which the Real Estate Fund unit value is determined depends each month on the day on which the value of Prime Property Fund is known. Prime Property Fund is valued only once each month, as of the last business day of the month. However, that value is normally not known until several days later because financial data must be calculated and reported from properties located throughout the country. When this process is completed, units of the Real Estate Fund are valued. During the period between the end of the month and the day on which the Real Estate fund units are valued, which normally ranges from five to ten days, the value of Prime Property Fund real estate assets from the end of the preceding month may change, income will accrue and expenses will be incurred.

The Real Estate Fund accepts contributions and transfers only one day each month. When you invest in the Real Estate Fund, your contribution or transfer is first placed in the Money Market Guarantee Account. On the next day that the Real Estate Fund accepts contributions, your contribution or transfer, plus accrued interest, is used to purchase units in the Real Estate Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Real Estate Fund. Note that the net value of Prime Property Fund's investments as of the end of the preceding month may increase or decrease before your purchase of Real Estate Fund units takes place. As a result, the procedure described above will tend to favor Real Estate Fund units being purchased to the extent that there have been net increases in the value of the underlying net assets between the end of the month and the date of the valuation. It will have the opposite effect to the extent of any decreases in the net assets during this period.

You may change your mind about investing in the Real Estate Fund, but only if you advise us in writing before a transfer is made to the Real Estate Fund. You should tell us that the money being held in the Money Market Guarantee Account is no longer designated for investment in the Real Estate Fund. You also should enclose a transfer form telling us where that money is to be allocated. We must receive your instructions by the close of business on the day the transfer is to occur. Because the transfer date varies from month to month, we cannot ensure that your instructions will be effective unless we receive them by the first day of the month. For a description of how Real Estate Fund unit values are computed, see "How We Determine Unit Values for the Funds" in the SAI.

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8.   In "Transfers and access to your account,"


(a) Under "Transfers among investment options," the following is added as the last paragraph.

     Transfers to and from the Real Estate Fund are subject to special rules, which are described in detail under "Procedures for Withdrawals, Distributions and Transfers - Special Rules for Distributions and Transfers from the Real Estate Fund" in the SAI and referred to under "The Program."

(b) Under "Participant loans," the second sentence in the second paragraph is deleted in its entirety and is replaced with the following:

     A loan may not be taken from the Real Estate Fund or from the Guaranteed Rate Accounts prior to maturity.

(c) Under "Benefits payable after the death of a participant," the following is added as the second sentence in the last paragraph:

     The balance in the Real Estate Fund will be treated as a Priority 1 distribution and will be scheduled for transfer to the Money Market Guarantee Account following the last day of the next quarter. See "Special risks related to the Real Estate Fund".

9.   In "The Program,"


(a) Under "How to make Program contributions," the following is added as the third paragraph:

     The Real Estate Fund will accept contributions and effect transfers only one day a month. See "The Real Estate Fund" earlier in this prospectus.

(b) Under "Distributions from the investment options," the following is added immediately following the section entitled "Amounts in the Guaranteed Rate Accounts:"


DISTRIBUTION AND TRANSFERS FROM THE REAL ESTATE FUND. Distributions from the Real Estate Fund are made only after the amount to be withdrawn has been transferred to another investment option and a confirmation of the transfer has been sent to the recipient. See "Procedures for Withdrawals, Distributions and Transfers - Special Rules for Distributions and Transfers From the Real Estate Fund" and "Tax information" later in this prospectus and the SAI.

All distributions and transfers from the Real Estate Fund are subject to a minimum wait of one calendar quarter. Payments are scheduled to be made shortly after the end of the calendar quarter following the quarter in which we receive properly completed forms requesting the distribution or transfer, but they may be delayed. Withdrawals from the Real Estate Fund must be made in amounts of at least $1,000 or, if less, your balance in the Real Estate Fund.

The Real Estate Fund may not have enough liquid assets to pay all withdrawals when requested. If liquid assets are insufficient to pay all requested withdrawals, withdrawal requests are prioritized according to the nature of the distribution. For an explanation of how our "Priority 1" and "Priority 2" distribution procedures operate, please see "Special Rules for Distributions and Transfers from the Real Estate Fund" under "Procedures for Withdrawals, Distributions and Transfers" in the SAI. Also see "Special risks related to the Real Estate Fund" earlier in this prospectus.


10.  In "Performance Information,"


(a) The first sentence is deleted in its entirety and replaced with the following:

     The investment performance of the Equity Funds and the Real Estate Fund reflect changes in unit values experienced over time.

(b) The following is added as the eleventh bullet following the third paragraph:

     o National Council of Real Estate Investment Fiduciaries ("NCREIF") - index representing the average real estate performance returns of fiduciary real estate managers.

(c) Under the table entitled "Annual percentage change in fund unit values," the following is added immediately following Lifecycle Fund - Moderate
     Fund:

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
REAL ESTATE FUND             (3.2)      3.6      4.4      0.2      9.3      16.1      9.9      9.9      5.2     (0.9)
----------------------------------------------------------------------------------------------------------------------
  NCREIF Property Index       1.4       6.4      7.5     10.3     13.9      16.3     11.4     12.3      7.4      6.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(d) Under the table entitled "Average annual percentage change in fund unit values - years ending December 31, 2002," the following is added immediately following Lifecycle Fund - Moderate Fund:

-------------------------------------------------------------------------------------------------
REAL ESTATE FUND               (0.92)        4.64        7.89        5.29        3.72    8/29/86
-------------------------------------------------------------------------------------------------
  NCREIF Property Index         6.75         8.73       10.72        9.26        N/A*
-------------------------------------------------------------------------------------------------

(e) Under "How we calculate performance data," the following is added as the seventh paragraph:

         The Real Estate Fund performance shown reflects actual investment experience and the deduction of asset-based charges actually incurred by Separate Account No. 30 (Pooled) under the Program during the periods indicated.

11.  In "Charges and expenses,"

(a) The following is added as the first sentence in the paragraph following paragraph (2):

      For the Real Estate Fund, we base the number of units deducted on the last unit value determined prior to the date of deduction.

(b)  Under "Program related investment management and administration fees,"


     o the second sentence of the second paragraph is deleted in its entirety and replaced with "The Growth Equity and Real Estate Funds each pay us an investment management fee that varies based on the value of their respective assets."


     o    the following is added as the fourth paragraph:

         The Real Estate Fund pays us a fee for managing that Fund and the underlying Prime Property Fund. We impose no additional fees for our management of Prime Property Fund. The services we provide to the Real Estate Fund include monitoring the Real Estate Fund's holdings and liquidity. The services we provide to Prime Property Fund include selecting real properties for purchase and sale, managing some properties, selecting managers for other properties, appraising the properties, accounting for receipts and disbursements for the properties, and servicing any loans issued by Prime Property Fund. The administration fee is to reimburse us for the additional expenses involved in administering that Fund.

12.  In "More Information,"

(a) Under "About program changes or terminations" under "Termination," the following is added as the first bullet:

     o Transfers and withdrawals from the Real Estate Fund would continue to be subject to the restrictions described in this prospectus and in the SAI;

(b) Under "About the Separate Accounts," the second sentence of the last paragraph is deleted in its entirety and replaced with the following:

         The Growth Equity and Real Estate Funds each are "pooled" funds that are used to fund benefits under the ADA Program and other group annuity contracts, agreements and tax-deferred retirement programs we administer.

(c)  Under "About our independent accountants,"

     o    the following is added as the second bullet under the first paragraph:


     o The financial statements for Separate Account Nos. 30 and 8 as of December 31, 2001 and for the year then ended.

     o The following paragraph is added immediately following the third bullet:

         The financial statements listed below and included in the SAI have been so included in reliance on the report of Ernst & Young LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting:

     o The financial statements for Separate Account Nos. 30 and 8, as of December 31, 2002 and for the year then ended.

--------------------------------------------------------------------------------


13.  In "Appendex I: Condensed Financial Information,"

(a)  The following are added as the last tables in this section:


REAL ESTATE FUND: SEPARATE ACCOUNT NO. 30 (POOLED)
--------------------------------------------------------------------------------


                INCOME AND EXPENSES (PER UNIT)                                   CAPITAL CHANGES (PER UNIT)
---------------------------------------------------------------   --------------------------------------------------------
                                                                       NET
                                                                    REALIZED
                                                                       AND
                                                                    UNREALIZED                        UNIT
                                                         NET        NET GAINS                      VALUE AT       VALUE AT
                                                    INVESTMENT     (LOSSES) ON                    BEGINNING       END OF
  YEAR ENDED                           EXPENSES       INCOME       INVESTMENTS       INCREASE     OF PERIOD       PERIOD
   DEC. 31,               INCOME      (NOTE A)        (LOSS)         (NOTE B)      (DECREASE)      (NOTE C)      (NOTE F)
---------------------------------------------------------------------------------------------------------------------------
  2002                  $  0.03        $ (.21)        $ (.18)        $  0.66        $  0.48       $  17.90      $  18.38
  2001                      .06          (.22)          (.16)           0.40           0.24          17.66         17.90
  2000                      .07          (.25)          (.18)           1.82           1.64          16.02         17.66
  1999                      .05          (.20)          (.15)           1.63           1.48          14.54         16.02
  1998                      .07          (.30)          (.23)           2.10           1.87          12.67         14.54
  1997                      .11          (.27)          (.16)           1.36           1.20          11.47         12.67
  1996                      .09          (.25)          (.16)            .95            .79          10.68         11.47
  1995                      .06          (.25)          (.19)            .02            .21          10.89         10.68
  1994                      .04          (.24)          (.20)            .65            .45          10.44         10.89
  1993                      .01          (.24)          (.23)            .22           (.01)         10.45         10.44
  1992                      .01          (.25)          (.24)           (.38)          (.62)         11.07         10.45
---------------------------------------------------------------------------------------------------------------------------


REAL ESTATE FUND: SEPARATE ACCOUNT NO. 30 (POOLED)

                                                      OPERATING STATISTICS
                                        -------------------------------------------------
                                           RATIO OF NET       NUMBER OF
                           RATIO OF         INVESTMENT          UNITS
                          OPERATING         INCOME OR        OUTSTANDING       PORTFOLIO
                         EXPENSES TO        (LOSS) TO         AT END OF        TURNOVER
  YEAR ENDED               AVERAGE           AVERAGE            PERIOD           RATE
   DEC. 31,               NET ASSETS        NET ASSETS        (IN 000'S)       (NOTE E)
-----------------------------------------------------------------------------------------
  2002                       1.17%             (.98)%           769               N/A
  2001                       1.20%             (.87)%           574               N/A
  2000                       1.51%            (1.09)%           450               N/A
  1999                       1.47%            (1.10)%           436               N/A
  1998                       2.20             (1.66)            358               N/A
  1997                       2.29             (1.38)            318               N/A
  1996                       2.30             (1.48)            349               N/A
  1995                       2.26             (1.67)            371               N/A
  1994                       2.26             (1.87)            311               N/A
  1993                       2.26             (2.20)            408               N/A
  1992                       2.30             (2.25)            511               N/A
-----------------------------------------------------------------------------------------

A. Enrollment and quarterly record maintenance and report fees are not included above and did not affect Real Estate Fund unit values. Quarterly record maintenance and report fees reduced the number of Real Estate Fund units credited to participants; enrollment fees were generally deducted from contributions to the Program.

B. The change in the value of Prime Property Fund (Separate Account No. 8) units owned by the Real Estate Fund and any realized gains (losses) from the redemption of such units are included in net realized and unrealized gain on investments. See Note 2 to Financial Statements of Separate Account No. 30 (Pooled), which may be found in the SAI.

C. The value for a Real Estate Fund unit was established at $10.00 on August 29, 1986, the date on which the Fund commenced operations.

D.   Annualized basis.


E. The Real Estate Fund invests primarily in units of Equitable Life's Separate Account No. 8; thus, there is no applicable portfolio turnover rate for the Real Estate Fund.


F. The Real Estate Fund Unit Values shown above are based on the year-end values for Separate Account No. 8. However, the unit values used under the Program for determining Fund balances, processing transactions and calculating performance (including Fund balances, transactions and performance effected or reported on December 31) are based on the last Real Estate Fund unit value determined in each relevant period and, therefore, such unit values reflect the values of Separate Account No. 8 as of dates prior to the last day of such periods.

--------------------------------------------------------------------------------

Income, expenses, gains and losses shown above pertain only to ADA participants' accumulations attributable to the Program. Other plans also participate in Separate Account No. 30 (Pooled) and may have operating results and other supplementary data different from those shown above.


14.  In "Statement of Additional Information," under "Table of contents,"


(a)  the following is added immediately following "Provisions of the Master
     Plan:"

         Prime Property Fund Investments        SAI-13

(b) the following is added immediately following "Growth Equity Fund Transactions:"

         Prime Property Fund Transactions        SAI-20

The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED JUNE 30, 2003, TO THE MAY 1, 2003 STATEMENT OF ADDITIONAL INFORMATION FOR:
AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM ("ADA")
--------------------------------------------------------------------------------

This supplement modifies certain information in the above-referenced Statement of Additional Information. Unless otherwise indicated, all other information included in the Statement of Additional Information remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Statement of Additional Information.

1.  In "Contents of this SAI", the following are added, as noted:

(a) Immediately following "Maturing GRAs:"

     Special rules for Distributions and Transfers from the Real
     Estate Fund                                                        SAI-6

     Real Estate Fund Withdrawals from Prime Property Fund              SAI-7

(b) Immediately following "Vesting:"

     Prime Property Fund Investments                                    SAI-13

     Prime Property Fund Diversification                                SAI-15

(c) Immediately following "The Equity Funds:"

     The Real Estate Fund                                               SAI-17

(d) Immediately following "Growth Equity Fund Transactions:"

     Prime Property Fund Transactions                                   SAI-20


2.  In "The Program,"


(a) Under "Procedures for withdrawals, distributions and transfers" under "Pre-Retirement Withdrawals," please note the following:


    o  The following is added as the eighth paragraph:

       Special rules apply to withdrawals from the Real Estate Fund, see "Special Rules for Distributions and Transfers from the Real Estate Fund" below.

    o  The following is added as the last sentence in the ninth paragraph:

       In addition, the Real Estate Fund is subject to special withdrawal rules that are described under "Special Rules for Distributions and Transfers from the Real Estate Fund" below.

(b) Immediately following the sub-section entitled "Maturing GRAs," the following new sections are added:


SPECIAL RULES FOR DISTRIBUTIONS AND TRANSFERS FROM THE REAL ESTATE FUND. At times of insufficient liquidity, we may delay withdrawals from the Real Estate Fund and Prime Property Fund in accordance with the procedures described below. As of the date of this SAI, the Real Estate Fund is fulfilling with withdrawal requests on a current basis. You may call us to receive current information regarding the status of Real Estate Fund withdrawals. See "Special Risks Related to the Real Estate Fund" in the prospectus for more information.


THERE IS A MINIMUM WAIT OF ONE CALENDAR QUARTER FOR WITHDRAWALS FROM THE REAL ESTATE FUND. All distributions and transfers from the Real Estate Fund are scheduled to be made shortly after the end of the calendar quarter following the quarter in which we receive properly completed withdrawal request forms. The amount distributed is based on the Real Estate Fund 's unit value on the date distribution is made. Withdrawals from the Real Estate Fund must be made in amounts of at least $1,000 or, if less, your balance in the Real Estate Fund.

IN ADDITION TO THE WAIT OF AT LEAST ONE CALENDAR QUARTER WHICH IS REQUIRED BY OUR PROCEDURES, IT IS ALSO POSSIBLE THAT THE REAL ESTATE FUND MAY NOT HAVE ENOUGH CASH TO MAKE ALL WITHDRAWALS AND TRANSFERS WHEN REQUESTED. If at the end of a calendar quarter the Real Estate Fund does not have enough cash to pay all scheduled withdrawals, the withdrawals will be divided into two priority categories:

  o Priority 1 consists of all amounts requested because of death or disability or after age 70 1/2.

  o  Priority 2 consists of all other requests.

The Real Estate Fund will satisfy all scheduled Priority 1 distribution requests before it satisfies any Priority 2 request, even if the Priority 1 requests were received after the Priority 2 requests. If the Real Estate Fund does not have enough cash to make all Priority 1 distributions, distributions will

--------------------------------------------------------------------------------

be paid in the order that requests are received. After making all Priority 1 distributions, the Real Estate Fund will make Priority 2 distributions and transfers. If the Real Estate Fund is unable to satisfy all scheduled Priority 2 distributions and transfer requests, the requests will be paid in the order that requests are received.


To make Priority 1 distributions, the Real Estate Fund will use substantially all its liquid assets, keeping only a reserve that we believe is adequate for anticipated expenses. If possible, the Real Estate Fund will also liquidate as much of its interest in Prime Property Fund as required. With regard to Priority 2, we will make distributions and transfers to the extent that funds are available from cash flow and from liquidation of Prime Property Fund units. However, we will not make Priority 2 distributions and transfers if the Real Estate Fund cannot liquidate enough of its interest in Prime Property Fund and we believe that it would be desirable to maintain liquidity to meet anticipated Priority 1 distributions.


Requests that remain unpaid will be scheduled for the next quarterly distribution date. At that time these requests will be satisfied to the extent possible, in accordance with their respective priorities and order of receipt. Please note that if you make a Priority 2 request that is not paid when scheduled, Priority 1 distributions requested in later quarters may be paid before your Priority 2 request.


REAL ESTATE FUND WITHDRAWALS FROM PRIME PROPERTY FUND. If the Real Estate Fund does not have enough liquid assets to pay all requested withdrawals, it will seek to withdraw some or all of its interest from Prime Property Fund. We may postpone withdrawals from Prime Property Fund, however, for such time as we reasonably consider necessary to obtain the amount to be withdrawn or to protect the interests of other participants in Prime Property Fund. In making this determination, we consider primarily (i) the availability of cash to manage Prime Property Fund's property holdings, to meet emergencies and to meet commitments for property acquisitions and loans, (ii) the time necessary to dispose of properties and (iii) any adverse impact of proposed property sales on other participants in Prime Property Fund.

If withdrawal from Prime Property Fund is restricted, any payment from Prime Property Fund is applied pro rata to the withdrawal requests of all participants in Prime Property Fund that are eligible for payment on the withdrawal date, regardless of when those requests were made. Prime Property Fund withdrawal requests not satisfied by a pro rata distribution are deferred until the next withdrawal date (generally the last business day of the following quarter), at which time the amount available for distribution will again be applied pro rata to all pending requests. For purposes of this policy, the Real Estate Fund is considered a single participant in Prime Property Fund, on a par with each other participant in Prime Property Fund. At December 31, 2002, there were no unfunded withdrawal requests. If the Real Estate Fund experiences periods of insufficient liquidity withdrawals may be delayed as described above under "Special Rules for Distributions and Transfers from the Real Estate Fund." There have been other periods when there was insufficient available cash in Prime Property Fund to meet all withdrawal requests. During these other periods Real Estate Fund withdrawals were not delayed or restricted in any manner because the Real Estate Fund was sufficiently liquid.

A withdrawal from Prime Property Fund by one or more of its larger investors could significantly reduce its cash position and increase the likelihood that the Real Estate Fund would not have cash sufficient to meet all withdrawal requests. At December 31, 2002 there were 64 plans in Prime Property Fund, none of which held more than 8.4% of Prime Property Fund.


3. In "Types of Benefits" under "Periodic Installments," the third sentence in the first paragraph is deleted in its entirety and replaced with the following two sentences:

   During the installment period, your remaining account balance will be invested in whatever investment options you designate, other than the Real Estate Fund, and each payment will be drawn pro rata from all the investment options you have selected. You may not leave or place any assets in the Real Estate Fund.


4. Immediately following the section entitled "Provisions of the Master Plan" (after the sub-section entitled "Vesting"), the following two new sections are added:


PRIME PROPERTY FUND INVESTMENTS


Since typically 85% to 100% of the Real Estate Fund's assets are invested in Prime Property Fund, we provide the following information about the investments of Prime Property Fund. See "The Real Estate Fund-Investment strategies" in the prospectus for a description of Prime Property Fund's real estate investment strategies and borrowing policies. At December 31, 2002, Prime Property Fund held 63 investments in wholly-owned properties and equities in partnerships with an aggregate market value of $2.2 billion. Prime Property Fund seeks to diversify its property portfolio by type and location. Prime Property Fund's major holdings (in wholly-owned properties and equities in partnerships) as of December 31, 2002 included:



  o  12 office properties, with an aggregate market value of $841.9 million.

--------------------------------------------------------------------------------

  o 7 retail properties, primarily super-regional shopping centers, with an aggregate market value of $573.6 million.



  o 33 industrial properties (primarily warehouses) and research and development facilities, with an aggregate market value of $402.8 million.



  o 7 residential properties, with an aggregate market value of $281.6 million.


  o  2 hotels, with an aggregate market value of $104.9 million.


  o 2 other properties, consisting of land and a ground lease, with an aggregate market value of $2.0 million.


In addition to wholly-owned properties and equities in partnerships, Prime Property Fund has 3 investments in mortgage loans receivable with an aggregate market value of $167.0 million, or 7% of Prime Property Fund 's investments. Mortgages and common stock may be accepted as partial consideration for properties sold.



BORROWINGS. Prime Property Fund's borrowings as of December 31, 2002 are summarized below.





-------------------------------------------------------------------------------
SUMMARY OF BORROWINGS*-DECEMBER 31,2002
-------------------------------------------------------------------------------
Number of mortgages payable                          2
-------------------------------------------------------------------------------
Number of encumbered properties                      4
-------------------------------------------------------------------------------
Number of unsecured notes payable                    3
-------------------------------------------------------------------------------
Outstanding secured borrowings (millions)            $252.4
-------------------------------------------------------------------------------
Outstanding unsecured borrowings (millions)          $460.2
-------------------------------------------------------------------------------
Borrowings as a percent of total assets              29.3%
-------------------------------------------------------------------------------


* Prime Property Fund also held interests in real estate partnerships having total assets of $1.8 billion and total liabilities of $632 million.


PRIME PROPERTY FUND DIVERSIFICATION



---------------------------------------------------------------------------------------------------------------------------
                              NET INVESTMENT VALUE BY TYPE AND LOCATION - DECEMBER 31, 2002
                          OFFICE       RETAIL       INDUSTRIAL/R&D       RESIDENTIAL       HOTEL       OTHER        TOTAL
---------------------------------------------------------------------------------------------------------------------------
Pacific                    11.8%        4.3%             7.9%                3.7%            -           -          27.7%
---------------------------------------------------------------------------------------------------------------------------
Mountain                    1.5           -              1.3                   -             -           -           2.8
---------------------------------------------------------------------------------------------------------------------------
Southwest                     -           -              3.0                   -             -           -           3.0
---------------------------------------------------------------------------------------------------------------------------
Southeast                     -         3.8              0.5                 1.4             -           -           5.7
---------------------------------------------------------------------------------------------------------------------------
West North Central            -         4.9              0.9                   -             -           -           5.8
---------------------------------------------------------------------------------------------------------------------------
East North Central          4.0         1.5              0.9                 3.6             -           -          10.0
---------------------------------------------------------------------------------------------------------------------------
Mideast                     5.9         7.6              4.5                 3.3             -           -          21.3
---------------------------------------------------------------------------------------------------------------------------
Northeast                  13.3         4.1                -                 1.3           4.9         0.1          23.7
---------------------------------------------------------------------------------------------------------------------------
Total                      36.5%       26.2%            19.0%               13.3%          4.9%        0.1%        100.0%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF INVESTMENTS BY TYPE AND LOCATION - DECEMBER 31, 2002
                          OFFICE       RETAIL       INDUSTRIAL/R&D       RESIDENTIAL       HOTEL       OTHER       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Pacific                     3            1               10                  1              -           -          15
---------------------------------------------------------------------------------------------------------------------------
Mountain                    1            -                4                  -              -           -           5
---------------------------------------------------------------------------------------------------------------------------
Southwest                   -            -                7                  -              -           -           7
---------------------------------------------------------------------------------------------------------------------------
Southeast                   -            2                1                  1              -           -           4
---------------------------------------------------------------------------------------------------------------------------
West North Central          -            2                2                  -              -           -           4
---------------------------------------------------------------------------------------------------------------------------
East North Central          1            1                3                  2              -           1           8
---------------------------------------------------------------------------------------------------------------------------
Mideast                     3            2                6                  2              -           -          13
---------------------------------------------------------------------------------------------------------------------------
Northeast                   4            2                -                  1              2           1          10
---------------------------------------------------------------------------------------------------------------------------
Total                      12           10               33                  7              2           2          66
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          NET INVESTMENT VALUE BY PROPERTY TYPE - DECEMBER 31, 2002
                        1998        1999        2000        2001         2002
--------------------------------------------------------------------------------
Office                 49.2%       49.9%       35.8%       38.7%        36.5%
--------------------------------------------------------------------------------
Retail                 29.0        28.8        34.2        28.7         26.2
--------------------------------------------------------------------------------
Industrial/R&D         15.2        13.2        18.7        20.4         19.0
--------------------------------------------------------------------------------
Residential             2.7         4.3         8.0         8.7         13.3
--------------------------------------------------------------------------------
Hotel                   3.6         3.6         3.2         3.4          4.9
--------------------------------------------------------------------------------
Other                   0.3         0.2         0.1         0.1          0.1
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
             NUMBER OF INVESTMENTS BY TYPE OF OWNERSHIP - DECEMBER 31, 2002
                        WHOLLY-OWNED         EQUITY IN           MORTGAGE
                       REAL ESTATE        PARTNERSHIPS     LOANS RECEIVABLE        TOTAL
------------------------------------------------------------------------------------------
Office                      8                   4                  -               12
------------------------------------------------------------------------------------------
Retail                      5                   2                  3               10
------------------------------------------------------------------------------------------
Industrial/R&D             32                   1                  -               33
------------------------------------------------------------------------------------------
Residential                 5                   2                  -                7
------------------------------------------------------------------------------------------
Hotel                       1                   1                  -                2
------------------------------------------------------------------------------------------
Other                       -                   2                  -                2
------------------------------------------------------------------------------------------
Total                      51                  12                  3               66
------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------
             NET INVESTMENT VALUE BY TYPE OF OWNERSHIP - DECEMBER 31, 2002
                       WHOLLY-OWNED         EQUITY IN           MORTGAGE
                      REAL ESTATE        PARTNERSHIPS     LOANS RECEIVABLE        TOTAL
------------------------------------------------------------------------------------------
Office                    21.9%              14.7%               0.0%            36.5%
------------------------------------------------------------------------------------------
Retail                    10.3                7.9                7.9             26.2
------------------------------------------------------------------------------------------
Industrial/R&D            18.5                0.5                0.0             19.0
------------------------------------------------------------------------------------------
Residential               10.8                2.5                0.0             13.3
------------------------------------------------------------------------------------------
Hotel                      2.0                2.9                0.0              4.9
------------------------------------------------------------------------------------------
Other                      0.0                0.1                0.0              0.1
------------------------------------------------------------------------------------------
Total                     63.5%              28.6%               7.9%           100.0%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
            DISTRIBUTION OF INVESTMENTS BY VALUE RANGE* - DECEMBER 31, 2002
                                                                               TOTAL
                                     PERCENTAGE OF         NUMBER OF       PERCENTAGE OF
 INVESTMENT VALUE (MILLIONS)       INVESTMENT VALUE       INVESTMENTS       INVESTMENTS
----------------------------------------------------------------------------------------
Under $2.5                                0.3%                  4               6.1%
----------------------------------------------------------------------------------------
 2.5-5                                    1.5                   8              12.1
----------------------------------------------------------------------------------------
 5-10                                     3.6                  10              15.2
----------------------------------------------------------------------------------------
 10-20                                    6.0                  10              15.2
----------------------------------------------------------------------------------------
 20-50                                   31.8                  20              30.3
----------------------------------------------------------------------------------------
50-100                                   38.9                  11              16.6
----------------------------------------------------------------------------------------
Over 100                                 17.9                   3               4.5
----------------------------------------------------------------------------------------
Total                                     100%                 66               100%
----------------------------------------------------------------------------------------


* Includes all investments stated at the Fund's ownership share.

5. In "How we determine unit values for the funds," the following new sub-section is added immediately following the sub-section entitled "The Equity Funds:"


THE REAL ESTATE FUND. We determine the unit value for the Real Estate Fund once each month, generally as of the close of business on the first business day after the day the unit value for Prime Property Fund is known. We first determine the gross unit value, which is equal to (a) plus (b) plus (c) divided by (d), where:


(a) is the aggregate value of all units of Prime Property Fund held by the Real Estate Fund determined as of the last business day of the preceding month;

(b) is the aggregate value of cash or cash equivalents held by the Real Estate Fund, determined as of the close of business on the day the Real Estate Fund unit value is known;

(c) is the net value of all other assets and liabilities of the Real Estate Fund, determined as of the close of business on the day the Real Estate Fund unit value is known; and

(d)        is the total number of Real Estate Fund Units outstanding.

To obtain the Real Estate Fund unit value, we then adjust this gross unit value for Fund fees and other expenses at rates equal to 1/12 of the annual rates.


For information on how we value the assets of Prime Property Fund held by the Real Estate Fund, see the next section of the SAI. We discuss valuation of cash equivalents held by the Real Estate Fund in the next section under The Growth Equity Fund -Short-Term Debt Securities.


6. In "How we value the assets of the investment funds," immediately following "Other equity funds," the following is added:

  ASSETS HELD IN PRIME PROPERTY FUND. The values of real estate investments are estimated in accordance with the policies and procedures of the Appraisal Foundation. Ultimate realization of the market values is dependent to a great extent on economic and other conditions that are beyond Management's control (such as general economic conditions, conditions affecting tenants and other events occurring in the markets in which individual properties are located). Further, values do not necessarily represent the prices at which the real estate investments would sell since market prices of real estate investments can only be determined by negotiation between a willing buyer and seller. Market value considers the financial aspects of a property, market transactions and the relative yield for an asset as measured against alternative investments. Although the market values represent subjective estimates, Management believes that these market values are reasonable approximations of market prices.

  The values of real estate properties and partnership equities have been prepared giving consideration to Income, Cost, and Sales Comparison Approaches of estimating property value. The Income Approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and demographic data. The Cost Approach estimates the replacement cost of the building less depreciation plus the land value. Generally, this approach provides a check on the Income Approach. The Sales Comparison Approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. Generally, the Income Approach carries the most weight in the value reconciliation.

--------------------------------------------------------------------------------

    Investment values are determined quarterly from limited restricted appraisals, in accordance with the Uniform Standards of Professional Appraisal Practice, which include less documentation but nevertheless meet the minimum requirements of the Appraisal Standards Board and the Appraisal Foundation and are considered appraisals. In these appraisals, a full discounted cash flow analysis, which is the basis of an Income Approach, is the primary focus. Interim monthly valuations are determined by giving consideration to material investment transactions. Full appraisal reports are prepared on a rotating basis for all properties.


    During 2002 and 2001, all appraisals for Prime Property Fund were prepared by independent external appraisers. The external appraisals are reviewed by the external Appraisal Management Firm. All appraisal reports and appraisal reviews comply with the currently published Uniform Standards of Professional Appraisal Practice, as promulgated by the Appraisal Foundation.



    Since appraisals take into consideration the estimated effect of physical depreciation, a more meaningful financial statement presentation is achieved by excluding historical cost depreciation from net investment income. This presentation does not affect the net assets or unit value of the Account.


    Partnership equities are stated at Prime Property Fund's equity in the value of the net assets of the partnerships, giving consideration to preferential returns.

    From the inception of Prime Property Fund in 1973 through December 31, 2002, sales of properties totaling $3.2 billion in which Equitable retains no equity interest were equal to approximately 99.3% of their most recent valuation.

    The market value of mortgage loans and notes receivable held in Prime Property Fund has been determined by one or more of the following criteria as appropriate: (i) on the basis of estimated market interest rates for loans of comparable quality and maturity, (ii) by recognizing the value of equity participations and options to enter into equity participations contained in certain loan instruments and (iii) giving consideration to the value of the underlying security.


    Certain mortgage loans and notes receivable received as partial consideration for investments sold are stated at the principal amount outstanding, which approximates market value.

    See Notes to the Financial Statements of Separate Account No.8 (Prime Property Fund) in this SAI for more information about the valuation of investments in Prime Property Fund.

    The following section is added after the section titled, "Growth Equity Fund Transactions":

7. The following section is added immediately following the section entitled "Growth Equity Fund Transactions:"

    PRIME PROPERTY FUND TRANSACTIONS

    Prime Property Fund is charged separately for fees paid to independent property managers, outside legal expenses, operating expenses, real estate taxes and insurance premiums.

8. In "Investment Management Fee," the following is added to the table immediately under the information regarding the Growth Equity Fund:



---------------------------------------------------------------------------
                          2002         2001         2000
---------------------------------------------------------------------------
Real Estate Fund        $135,925      $97,669      $79,245
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   In "Financial Statements,"

(a) Under the "Table of Contents," the following is added immediately following the sections regarding Separate Account Nos. 191, 200 and 206:


     SEPARATE ACCOUNT NO. 30 (THE REAL ESTATE FUND):

     Report of Independent Auditors - Ernst & Young LLP                                       8

     Report of Independent Accountants - PricewaterhouseCoopers LLP                           9

     Statements of Assets and Liabilities, December 31, 2002 and 2001                        10

     Statements of Operations and Changes in Net Assets for the Years Ended December 31,     11
     2002 and 2001

     Statements of Cash Flows for the Years Ended December 31, 2002 and 2001                 12

     Notes to Financial Statements                                                           13

     SEPARATE ACCOUNT NO. 8 (PRIME PROPERTY FUND)

     Report of Independent Auditors - Ernst & Young LLP                                      17

     Report of Independent Accountants - PricewaterhouseCoopers LLP                          18

     Statement of Independent Appraisers                                                     19

     Statements of Assets and Liabilities, December 31, 2002 and 2001                        20

     Statements of Operations and Changes in Net Assets for the Years Ended December 31,     21
     2002 and 2001

     Statements of Cash Flows for the Years Ended December 31, 2002 and 2001                 22

     Notes to Financial Statements                                                           23



(b) Accordingly, the following Statements, Reports and Notes are added immediately following the "Separate Account Nos. 191, 200 and 206, Notes to the Financial Statements:"

--------------------------------------------------------------------------------

Report of Independent Auditors
--------------------------------------------------------------------------------
The Board of Directors of The Equitable Life Assurance
Society of the United States and the Contractowners of Separate Account No. 30 of
The Equitable Life Assurance Society of the United States


We have audited the accompanying statement of assets and liabilities of Separate Account No. 30 of The Equitable Life Assurance Society of the United States (the "Account") as of December 31, 2002, and the related statements of operations and changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Account for the year ended December 31, 2001, were audited by other auditors whose report dated February 18, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2002 financial statements referred to above present fairly, in all material respects, the financial position of Separate Account No. 30 of The Equitable Life Assurance Society of the United States at December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.





                                                          /s/ Ernst & Young LLP
Atlanta, Georgia
June 6, 2003

--------------------------------------------------------------------------------

Report of Independent Accountants

--------------------------------------------------------------------------------
The Board of Directors of The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account No. 30 of The Equitable Life
Assurance Society of the United States


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets and of cash flows present fairly, in all material respects, the financial position of Separate Account No. 30 of The Equitable Life Assurance Society of the United States (the Account) at December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.





/s/ PricewaterhouseCoopers LLP
Atlanta, Georgia
February 18, 2002

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Statements of Assets and Liabilities
DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------



                                                                                                 2002               2001
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
  Participation in Prime Property Fund at value, equivalent to 1,382 units at $11,824.16 for 2002 (cost: $9,516,072) and 1,162 units at $11,232.08 for 2001 (cost:
   $7,016,072)..........................................................................     $ 16,342,645       $ 13,049,690
  Participation in short-term investments ..............................................        1,287,663          1,110,985
  Other receivable .....................................................................              150                150
  Cash .................................................................................          154,483                771
----------------------------------------------------------------------------------------------------------------------------
Total assets ...........................................................................       17,784,941         14,161,596
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses .......................................................................           49,294             36,676
----------------------------------------------------------------------------------------------------------------------------
Total liabilities ......................................................................           49,294             36,676
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS .............................................................................     $ 17,735,647       $ 14,124,920
============================================================================================================================
Unit Value:
  Institutional ........................................................................     $   2,587.05       $   2,467.65
----------------------------------------------------------------------------------------------------------------------------
  ADA ..................................................................................     $      18.38       $      17.90
----------------------------------------------------------------------------------------------------------------------------
Units outstanding:
  Institutional ........................................................................            1,489              1,613
----------------------------------------------------------------------------------------------------------------------------
  ADA ..................................................................................          769,017            574,336
============================================================================================================================



See accompanying notes.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statements of Operations and Changes in Net Assets
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------



                                                                               2002              2001
-----------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Investment Income:
  Interest from short term investments ...............................    $     31,782       $     44,989
-----------------------------------------------------------------------------------------------------------
EXPENSES:
Asset management fees ................................................        (178,292)          (142,754)
Other expenses .......................................................        (157,987)          (122,417)
-----------------------------------------------------------------------------------------------------------
Total expenses .......................................................        (336,279)          (265,171)
-----------------------------------------------------------------------------------------------------------
Net investment loss ..................................................        (304,497)          (220,182)
-----------------------------------------------------------------------------------------------------------
Change in unrealized appreciation on investments .....................         792,955            378,946
-----------------------------------------------------------------------------------------------------------
Increase in net assets attributable to investment activities .........         488,458            158,764
-----------------------------------------------------------------------------------------------------------
FROM CLIENT TRANSACTIONS:
Allocations ..........................................................       5,292,703          2,905,124
Withdrawals ..........................................................      (2,170,434)          (951,604)
-----------------------------------------------------------------------------------------------------------
                                                                             3,122,269          1,953,520
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS ...............................................       3,610,727          2,112,284
NET ASSETS - JANUARY 1 ...............................................      14,124,920         12,012,636
-----------------------------------------------------------------------------------------------------------
NET ASSETS - DECEMBER 31 .............................................    $ 17,735,647       $ 14,124,920
===========================================================================================================



See accompanying notes.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statements of Cash Flows
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------



                                                                                                   2002              2001
------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net investment loss ......................................................................    $   (304,497)     $   (220,182)
Adjustments to reconcile net investment loss to net cash flow used in operating activities:
  Increase in accounts receivable ........................................................               -              (150)
  Increase in accrued expenses ...........................................................          12,618            13,432
------------------------------------------------------------------------------------------------------------------------------
   Total adjustments .....................................................................          12,618            13,282
------------------------------------------------------------------------------------------------------------------------------
   Net cash flow used in operating activities ............................................        (291,879)         (206,900)
------------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Purchase of units - Prime Property Fund ..................................................      (2,500,000)       (1,500,000)
Change in short-term investments .........................................................        (176,678)         (246,677)
------------------------------------------------------------------------------------------------------------------------------
   Net cash flow used in investing activities ............................................      (2,676,678)       (1,746,677)
------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Allocations ..............................................................................       5,292,703         2,905,124
Withdrawals ..............................................................................      (2,170,434)         (951,604)
------------------------------------------------------------------------------------------------------------------------------
Net cash flow provided by financing activities ...........................................       3,122,269         1,953,520
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH ..........................................................         153,712               (57)
CASH - JANUARY 1 .........................................................................             771               828
------------------------------------------------------------------------------------------------------------------------------
CASH - DECEMBER 31 .......................................................................    $    154,483      $        771
==============================================================================================================================



See accompanying notes.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001



1. GENERAL


   Separate Account No. 30 of The Equitable Life Assurance Society of the United States (the "Real Estate Fund" or the "Account") was established as a separate account of The Equitable Life Assurance Society of the United States ("Equitable") in conformity with the New York State Insurance Law. Pursuant to such law, the net assets in the Account are not chargeable with liabilities arising out of any other business of Equitable. These financial statements reflect the total net assets and results of operations for Separate Account No. 30. The American Dental Association Members Retirement Program is one of the products participating in the Account.

   Equitable is the manager of the Real Estate Fund. Equitable has engaged Lend Lease Real Estate Investments, Inc. ("Lend Lease" or "Management") to act as investment advisor for the Account.

   Equitable issues group annuity contracts that allow employer plan assets to accumulate on a tax deferred basis. The contracts are typically designed for employers wishing to fund defined benefits, defined contribution and/or 401(k) plans. One of the annuity contracts available through Equitable is the American Dental Association Members Retirement Program which is invested in the Real Estate Fund (the "Contract").

   AXA Advisors, LLC (AXA Advisors) is an affiliate of Equitable, and a distributor and principal underwriter of the Contract. AXA Advisors is registered with the SEC as a broker dealer and is a member of the National Association of Securities Dealers.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


   Investment Transactions - The Account participates primarily in Equitable's Prime Property Fund by purchasing or redeeming units on the date Prime Property Fund units are valued. The investment policy of Prime Property Fund emphasizes the acquisition and ownership of quality, income-producing commercial real estate investments (see Note 3).

   The change in value of Prime Property Fund units owned by the Account is recorded as unrealized appreciation (depreciation). Prime Property Fund's unit value changes as a result of investment income, realized gains and losses, and increases or decreases in the value of Prime Property Fund investments. In determining realized gains or losses from the redemption of Prime Property Fund units, the cost of units sold is recorded on a first-in, first-out basis.

   The Account participates in a money market fund by purchasing or redeeming units, depending on the Account's excess cash availability or need for cash to meet Account liabilities or withdrawals. The investments of the money market fund consist of debt securities, which mature or can be liquidated in sixty days or less from the date of acquisition. Short-term debt securities may also be purchased directly by the Account. Interest income is recorded when earned and expenses are recognized when incurred.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and unrealized appreciation (depreciation) during the reporting period. Actual results could differ from those estimates.

   Valuation of Investments - The Account's participation in Prime Property Fund is valued as of the last business day of the month based upon the number of units held and the unit value of Prime Property Fund. The values of real estate investments held by Prime Property Fund are estimated in accordance with the policies and procedures of the Appraisal Foundation. All other assets and liabilities are recorded at market value.

   The money market fund is carried at market value.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


   Accounting Pronouncement - On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the financial position or results of operations of the Account.


3. INVESTMENTS


   Prime Property Fund - As of December 31, 2002, the net assets of Prime Property Fund (as reported by Prime Property Fund, see Note 2) consisted of the following:





                                                                               2002              2001
                                                                        ----------------- -----------------
   Real estate investments at value:
    Properties ........................................................  $1,599,700,000    $1,751,740,000
    Partnership equities and related mortgage loans receivable ........     609,124,257       628,944,570
    Mortgage loans receivable .........................................     164,950,000       180,480,000
   Short-term investments at amortized cost ...........................       9,402,029        14,008,440
                                                                         --------------    --------------
      Total investments ...............................................   2,383,176,286     2,575,173,010
                                                                         --------------    --------------
   Mortgage loans payable .............................................    (252,393,306)     (249,586,309)
   Notes payable ......................................................    (460,159,041)     (457,447,142)
   Cash and receivables less other liabilities ........................      (1,154,082)       (8,764,924)
                                                                         --------------    --------------
      Net assets ......................................................  $1,669,469,857    $1,859,374,635
                                                                         ==============    ==============
   Unit value .........................................................  $    11,824.16    $    11,232.08
                                                                         ==============    ==============
   Units outstanding ..................................................         141,191           165,541
                                                                         ==============    ==============



   Investment transactions - Purchases of units of Prime Property Fund were $2,500,000 and $1,500,000 in 2002 and 2001, respectively. There were no sales of units in Prime Property Fund during 2002 or 2001.


4. EXPENSES


   Charges and fees relating to the Account are paid to Equitable and are deducted in accordance with terms of the Contract. Depending upon the terms of a contract, sales related fees and operating expenses are paid by a reduction of an appropriate number of fund units or by a direct payment. Fees with respect to the American Dental Association Members Retirement Program are as follows:

     Investment Management and Administration Fees (Investment Management
   Fees):

   Equitable receives a fee based on the value of the Real Estate Fund at a daily rate of 1.10% of ADA program assets. An Administrative fee is charged at a daily rate of 0.25% of average daily assets. Such fees totaled $135,925 and $97,669 in 2002 and 2001, respectively. In addition, Lend Lease also receives an investment management fee from the Institutional investor. The Institutional investor paid fees to Lend Lease totaling $42,367 and $45,085 in 2002 and 2001, respectively.

     Operating and Expense Charges:

   Program Expense Charge - In the year prior to May 1, 2002 the expense charge was made on the combined value of all investment options maintained under the contract with Equitable at a monthly rate of 1/12 of 0.645 of 1% of the first $400 million and 0.640 of 1% of the excess over $400 million.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------

4. EXPENSES (CONTINUED)


   Effective May 1, 2002 the expense charge was made on the combined value of all investment options maintained under the contract with Equitable at monthly rate of 1/12 of 0.655 of 1% of the first $400 million and 0.650 of 1% of the excess over $400 million.

   A portion of the Program Expense Charge assessed by Equitable is made on the behalf of ADA and is equal to a monthly rate of 1/12 for 0.025 of 1% of the first $400 million and 0.020 of 1% of the excess over $400 million. The ADA's portion of the Program Expense Charge is 0.00% and 0.01% for 2002 and 2001, respectively, and may be increased for all asset value levels. Total program expense charges were $77,845 and $55,535 for the years ended December 31, 2002 and 2001, respectively.

   Other Expenses - In addition to the charges and fees mentioned above, the Account is charged for certain costs and expenses directly related to its operations. These may include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports.


5. FEDERAL INCOME TAX


   No federal income tax based on net investment income or realized gains (losses) and unrealized appreciation (depreciation) was applicable to contracts participating in the Account by reason of applicable sections of the Internal Revenue code, and no federal income tax payable by Equitable will affect such contracts.


6. CHANGES IN UNITS OUTSTANDING


   The ability of a client to withdraw funds from the Account is subject to the availability of cash arising from net investment income, allocations and the redemption of units in Prime Property Fund. To the extent that withdrawal requests exceed such available cash, Management has uniform procedures to provide for cash payments. As of December 31, 2002, the Account is fulfilling withdrawal requests on a current basis.

   Accumulation units issued and redeemed related to the American Dental Association Members Retirement Program during the periods indicated were (in thousands):





                            YEAR ENDED DECEMBER
                                     31,
                            --------------------
                               2002       2001
                            ---------   --------
   Issued ...............       295        162
   Redeemed .............      (100)       (38)
                               ----        ---
   Net Increase .........       195        124
                               ====        ===



7. INVESTMENT INCOME RATIO


   The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of the Account during the reporting period. Shown below is the investment income ratio for the periods indicated:





                                YEAR ENDED DECEMBER 31,
                                -----------------------
                                   2002         2001
                                ----------   ----------
   Real Estate Fund .........       0.20%        0.34%



   The recognition of investment income by the Account is affected by the fact that Prime Property Fund does not declare dividends.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------

8. ACCUMULATION UNIT VALUES


     Shown below is the accumulation unit value information for the American Dental Association Members Retirement
     Program:





                                                                   YEAR ENDED DECEMBER 31,
                                                                  -------------------------
                                                                      2002          2001
                                                                  -----------   -----------
   Unit Value, beginning of period ............................     $ 17.90       $ 17.66
   Unit Value, end of period ..................................     $ 18.38       $ 17.90
   Net Assets (000's) .........................................     $14,134       $10,275
   Number of units outstanding, end of period (000's) .........         769           574
   Total Return ...............................................        2.68%         1.36%
   Expenses to average net assets .............................        2.07%         2.04%



   Institutional units presented in the Statement of Assets and Liabilities reflect investment in the Real Estate Fund by other contractholders of group annuity contracts issued by Equitable. The Institutional unit value is determined once each month and correlates with the underlying value of Prime Property Fund.

--------------------------------------------------------------------------------

Report of Independent Auditors
--------------------------------------------------------------------------------
The Board of Directors of The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account No. 8 of The Equitable Life
Assurance Society of the United States


We have audited the accompanying statement of assets and liabilities of Prime Property Fund of The Equitable Life Assurance Society of the United States (the "Account") as of December 31, 2002, and the related statements of operations and changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Account for the year ended December 31, 2001, were audited by other auditors whose report dated February 18, 2002, expressed an unqualified opinion on those statements.


We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the 2002 financial statements referred to above present fairly, in all material respects, the financial position of Prime Property Fund of The Equitable Life Assurance Society of the United States at December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.





                                                          /s/ Ernst & Young LLP
Atlanta, Georgia
June 6, 2003

--------------------------------------------------------------------------------

Report of Independent Accountants

--------------------------------------------------------------------------------
The Board of Directors of The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account No. 8 of The Equitable Life
Assurance Society of the United States


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets and of cash flows present fairly, in all material respects, the financial position of Prime Property Fund of The Equitable Life Assurance Society of the United States ("the Account") at December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.





/s/ PricewaterhouseCoopers LLP
Atlanta, Georgia
February 18, 2002

--------------------------------------------------------------------------------

Statement of Independent Appraisers

--------------------------------------------------------------------------------
All Prime Property Fund market value estimates are made by independent third party appraisers, which are staff members of the undersigned.


The appraisers have had the full cooperation of Lend Lease with complete and unrestricted access to all underlying documents including, but not limited to, leases, operating agreements, budgets and partnership joint venture agreements. We have independently researched the market for all relevant data and performed appropriate analysis.


All valuation reports have been prepared in compliance with the Uniform Standards of Professional Appraisal Practice ("USPAP") of the Appraisal Foundation.




PricewaterhouseCoopers LLP
Cushman & Wakefield
Real Estate Research Corporation
December 31, 2002

--------------------------------------------------------------------------------

PRIME PROPERTY FUND


Statements of Assets and Liabilities
--------------------------------------------------------------------------------



                                                                                       DECEMBER 31,
                                                                                 2002                2001
---------------------------------------------------------------------------------------------------------------
ASSETS:
Real estate investments at value (Notes B and C):
  Properties ..........................................................    $1,545,250,000      $1,659,860,000
  Properties held for sale ............................................        54,450,000          91,880,000
  Partnership equities and related mortgage loans and notes receivable        609,124,257         628,944,570
  Mortgage loans and notes receivable .................................       164,950,000         180,480,000
---------------------------------------------------------------------------------------------------------------
Total real estate investments at value ................................     2,373,774,257       2,561,164,570
---------------------------------------------------------------------------------------------------------------
Cash and short-term investments (Note B) ..............................        23,084,624          19,196,438
Accrued investment income .............................................        26,409,091          45,948,576
Prepaid real estate expenses and taxes ................................         2,540,621           3,908,548
Other assets ..........................................................         8,861,849          10,044,347
---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS ..........................................................     2,434,670,442       2,640,262,479
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
Mortgage loans payable (Note D) .......................................       252,393,306         249,586,309
Notes payable and borrowings under line of credit (Note D) ............       460,159,041         457,447,142
Accrued real estate expenses and taxes ................................        23,519,324          27,757,021
Accrued asset management fees and other liabilities ...................        16,870,219          25,851,709
Accrued capital expenditures ..........................................         5,907,380          11,819,919
Accrued interest ......................................................         6,351,315           8,425,744
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES .....................................................       765,200,585         780,887,844
---------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................    $1,669,469,857      $1,859,374,635
=============================================================================================================



See notes to financial statements.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND


Statements of Operations and Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                                  2002              2001
------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES (NOTES B AND C):
INVESTMENT INCOME:
  Rental income from real estate properties ..............................................  $  214,688,664    $  265,917,639
  Equity in income from partnerships and interest from related mortgage loans and notes
   receivable ............................................................................      49,686,502        49,317,536
  Interest from mortgage loans and notes receivable ......................................      13,709,788        12,885,957
  Interest from short-term investments ...................................................         695,595         1,121,310
  Other ..................................................................................         623,821           389,961
------------------------------------------------------------------------------------------------------------------------------
  Total ..................................................................................     279,404,370       329,632,403
------------------------------------------------------------------------------------------------------------------------------
EXPENSES (NOTE B):
  Real estate operating expenses .........................................................      57,148,125        72,329,205
  Real estate taxes ......................................................................      28,656,897        31,376,224
  Interest expense (Note D) ..............................................................      36,786,231        46,350,942
  Asset management fees (Note H) .........................................................      16,657,035        19,781,986
------------------------------------------------------------------------------------------------------------------------------
  Total ..................................................................................     139,248,288       169,838,357
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ....................................................................     140,156,082       159,794,046
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTES B AND C):
  Realized gain (loss) from sale or disposition of investments:
   Net proceeds from sales or dispositions ...............................................     185,829,054       215,188,240
   Less: Cost of investments sold or disposed ............................................     173,451,039       229,681,720
   Less: Realization of unrealized gain (loss) on investments sold or disposed ...........      20,187,133        (7,786,174)
------------------------------------------------------------------------------------------------------------------------------
   Net realized loss from sale or disposition of investments .............................      (7,809,118)       (6,707,306)
------------------------------------------------------------------------------------------------------------------------------
   Change in unrealized gain (loss) on investments .......................................     (44,123,451)      (85,827,289)
------------------------------------------------------------------------------------------------------------------------------
   Change in unrealized gain (loss) on mortgages and notes payable .......................     (15,258,047)       (8,616,840)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS .........................................................     (67,190,616)     (101,151,435)
------------------------------------------------------------------------------------------------------------------------------
Increase in net assets attributable to investment activities .............................      72,965,466        58,642,611
------------------------------------------------------------------------------------------------------------------------------
FROM CLIENT TRANSACTIONS:
Allocations ..............................................................................      21,471,330         8,693,629
Withdrawals (Note F) .....................................................................    (284,341,574)     (397,987,595)
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets attributable to client transactions ...............................    (262,870,244)     (389,293,966)
------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS ...................................................................    (189,904,778)     (330,651,355)
NET ASSETS - BEGINNING ...................................................................   1,859,374,635     2,190,025,990
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - ENDING ......................................................................  $1,669,469,857    $1,859,374,635
==============================================================================================================================
Unit Value ...............................................................................  $    11,824.16    $    11,232.08
                                                                                            ==============    ==============
Units Outstanding ........................................................................         141,191           165,541
                                                                                            ==============    ==============



See notes to financial statements.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND


Statements of Cash Flows
--------------------------------------------------------------------------------



                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                                  2002              2001
----------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net investment income ....................................................................  $  140,156,082    $  159,794,046
----------------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net investment income to net cash flow provided by operating activities:
  Equity in income of partnerships less than (in excess of) distributions of net investment
   income received .......................................................................     (20,326,585)        1,187,409
  Amortization of deferred financing costs ...............................................       2,276,879         2,116,415
  Changes in assets - (increase) decrease:
   Accrued investment income .............................................................      28,656,579         7,423,186
   Prepaid real estate expenses and taxes ................................................       1,367,927        (1,137,696)
   Other assets ..........................................................................         662,048         1,734,625
  Changes in liabilities - increase (decrease):
   Accrued real estate expenses, taxes and interest ......................................      (6,253,291)       (8,973,699)
   Accrued asset management fees and other liabilities ...................................      (8,981,490)        3,937,243
----------------------------------------------------------------------------------------------------------------------------
Total adjustments ........................................................................      (2,597,933)        6,287,483
----------------------------------------------------------------------------------------------------------------------------
Net Cash Flow Provided by Operating Activities ...........................................     137,558,149       166,081,529
----------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Distributions of capital from partnerships ...............................................      36,638,055                 -
Additions to real estate properties ......................................................     (23,554,074)      (56,440,301)
Acquisitions of real estate properties ...................................................     (78,536,987)          (66,620)
Proceeds from real estate properties sold ................................................     185,829,054       212,350,591
Repayments of mortgage loans receivable ..................................................      25,530,000         3,357,649
Contributions to partnership equities and advances on related loans receivable ...........      (4,209,396)       (1,901,306)
----------------------------------------------------------------------------------------------------------------------------
Net Cash Flow Provided by Investing Activities ...........................................     141,696,652       157,300,013
----------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Proceeds from bond issuance, net of discount .............................................     149,391,000                 -
Payment of bond issuance .................................................................    (125,000,000)                -
Proceeds from mortgage loans payable .....................................................               -       285,000,000
Principal payments on mortgage loans payable .............................................        (854,333)     (334,686,314)
Proceeds from line of credit .............................................................     919,000,000     1,059,500,000
Principal payments on line of credit .....................................................    (953,000,000)     (959,500,000)
Payments for deferred financing costs ....................................................      (2,553,487)       (2,855,974)
Allocations ..............................................................................      21,991,779         9,066,395
Withdrawals ..............................................................................    (284,341,574)     (397,987,595)
----------------------------------------------------------------------------------------------------------------------------
Net Cash Flow Used in Financing Activities ...............................................    (275,366,615)     (341,463,488)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............................       3,888,186       (18,081,946)
CASH AND SHORT-TERM INVESTMENTS - BEGINNING ..............................................      19,196,438        37,278,384
----------------------------------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS - ENDING .................................................  $   23,084,624    $   19,196,438
============================================================================================================================



See notes to financial statements.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements
------------------------------------------------------------------------------
A: GENERAL

   Prime Property Fund (the "Account") was established as a separate account of The Equitable Life Assurance Society of the United States ("Equitable") in conformity with the New York State Insurance Law for the purpose of acquiring real estate and real estate related investments. Pursuant to such law, the net assets in the Account are not chargeable with liabilities arising out of any other business of Equitable. Equitable has engaged Lend Lease Real Estate Investments, Inc. ("Lend Lease" or "Management") to act as Investment Advisor for the Account.

   At December 31, 2002, approximately 28%, 24% and 21% of the Account's real estate investment value was located in the Pacific, Northeast and Mideast regions of the United States, respectively, as defined by the National Council of Real Estate Investment Fiduciaries. At December 31, 2002, approximately 37% and 26% of the Account's real estate investment value consisted of office buildings and retail properties, respectively.


B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


1. INVESTMENT TRANSACTIONS


   Real estate property acquisitions are recorded as of the date of closing. Mortgage and construction loans receivable and capital contributions to partnership equities are recorded as of the date funds are advanced. Purchase money mortgages acquired as consideration received for real estate sold are recorded as of the closing date of the sales transaction.

   Expenditures which extend economic life or directly relate to revenues of future periods (including tenant improvements and leasing commissions) are capitalized. For properties under development or major expansion, carrying costs related to the development or expansion are capitalized prior to substantial completion of tenant improvements for a maximum period of one year from cessation of major construction activity. Capitalized amounts are not depreciated or amortized since appraisals take into account the estimated effect of physical depreciation.

   Rental income is recognized on the contract method and is recorded when due in accordance with the terms of the respective leases, rather than being averaged over the lives of the leases. Expenses are recognized when incurred. Income from partnership operations represents the Account's share of partnership income excluding historical cost depreciation.

   The Account determines realized gain (loss) by comparing net proceeds from the sale or disposition of investments to the cost of the investments sold. The unrealized gain (loss) previously recorded for these investments is then reversed and reported as realization of unrealized gain (loss) on investments sold or disposed in the Statements of Operations and Changes in Net Assets.

   Mortgage loans and notes payable are stated at estimated market value. Benefits or detriments resulting from a differential in current mortgage interest rates and contractual mortgage interest rates and other factors are taken into consideration in determining the market value of the borrowings.

   Costs incurred in connection with obtaining borrowings are deferred and amortized to interest expense over the term of the related debt using the straight-line method.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


2. VALUATION OF INVESTMENTS


   The values of real estate investments are estimated in accordance with the policies and procedures of the Appraisal Foundation. Ultimate realization of the market values is dependent to a great extent on economic and other conditions that are beyond Management's control (such as general economic conditions, conditions affecting tenants and other events occurring in the markets in which individual properties are located). Further, values do not necessarily represent the prices at which the real estate investments would sell since market prices of real estate investments can only be determined by negotiation between a willing buyer and seller. Market value considers the financial aspects of a property, market transactions and the relative yield for an asset as measured against alternative investments. Although the market values represent subjective estimates, Management believes that these market values are reasonable approximations of market prices.

   Real Estate Properties and Partnership Equities

   The values of real estate properties and partnership equities have been prepared giving consideration to Income, Cost and Sales Comparison Approaches of estimating property value. The Income Approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The Cost Approach estimates the replacement cost of the building less depreciation plus the land value. Generally, this approach provides a check on the value derived using the Income Approach. The Sales Comparison Approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities which typically provide a range of value. Generally, the Income Approach carries the most weight in the value reconciliation.

   Investment values are determined quarterly from limited restricted appraisals, in accordance with the Uniform Standards of Professional Appraisal Practice, which include less documentation but nevertheless meet the minimum requirements of the Appraisal Standards Board and the Appraisal Foundation and are considered appraisals. In these appraisals, a full discounted cash flow analysis, which is the basis of an Income Approach, is the primary focus. Interim monthly valuations are determined by giving consideration to material investment transactions. Full appraisal reports are prepared on a rotating basis for all properties, so each property receives a full appraisal report at least once every three years.

   Since appraisals take into consideration the estimated effect of physical depreciation, a more meaningful financial statement presentation is achieved by excluding historical cost depreciation from net investment income. This presentation does not affect the net assets or unit value of the Account.

   During 2002 and 2001, all appraisals for the Account were prepared by independent external appraisers. The external appraisals are reviewed by an external appraisal management firm. All appraisal reports and appraisal reviews comply with the currently published Uniform Standards of Professional Appraisal Practice, as promulgated by the Appraisal Foundation.

   Partnership equities are stated at the Account's equity in the value of the net assets of the partnerships, giving consideration to preferential returns.

   Real Estate Properties Held for Sale

   Properties are classified as held for sale when management, having authority to approve the action, commits to a plan to sell properties and all of the criteria for classifying such properties as held for sale in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, have been met. Individual real estate properties held for sale, including any debt associated with the property and construction in progress, are recorded at estimated fair market value, less estimated costs to sell. At December 31, 2002, the Account had one retail

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


2. VALUATION OF INVESTMENTS (CONTINUED)


   and five industrial properties valued at $54.5 million classified as held for sale. At December 31, 2001, the Account had two retail and five industrial properties valued at $91.9 million classified as held for sale.

   Mortgage Loans and Notes Receivable

   The market value of mortgage loans and notes receivable held in the Account have been determined by one or more of the following criteria as appropriate: (i) on the basis of estimated market interest rates for loans of comparable quality and maturity, (ii) by recognizing the value of equity participations and options to enter into equity participations contained in certain loan instruments and (iii) giving consideration to the value of the underlying collateral.

   Certain mortgage loans and notes receivable received as partial consideration for investments sold are stated at the principal amount outstanding which approximates market value.

   Cash and Short-Term Investments

   The Account classifies short-term, highly liquid investments with original maturities of three months or less and money market accounts as cash and short-term investments. These investments are stated at cost, which approximates fair value. Interest income is recorded when earned and expensed when incurred.

   Federal Income Tax

   No federal income tax based on net investment income or realized and unrealized gains was applicable to contracts participating in the Account by reason of applicable sections of the Internal Revenue Code, and no federal income tax payable by Equitable will affect the contracts.


3. USE OF ESTIMATES


   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses and unrealized gains (losses) during the reporting period. Actual results could differ from those estimates.


4. RECLASSIFICATIONS


   Certain reclassifications have been made to the 2001 balances to conform to the 2002 presentation.

5. NEW ACCOUNTING PRONOUNCEMENTS


   In August 2001, Financial Accounting Standards Board ("FASB") issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting standards for long-lived assets. SFAS No. 144 applies to recognized long-lived assets of an entity to be held and used or to be disposed of and develops a single accounting model for the disposal of long-lived assets, whether previously held or newly acquired. SFAS No. 144 did not have an impact on the Account's financial statements when adopted on January 1, 2002.

   In May 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. SFAS No. 145 rescinds SFAS No. 4 and thus the exception to applying Opinion 30 to all

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


5. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)


   gains and losses related to extinguishments of debt (other than extinguishments of debt to satisfy sinking-fund requirements). As a result, gains and losses from extinguishments of debt should be classified as extraordinary items only if they meet the criteria of Opinion 30. SFAS No. 145 will be effective for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria of Opinion 30 will be reclassified. SFAS No. 145 will not have an impact on the Account's financial statements when adopted on January 1, 2003, however all future extinguishments of debt will be treated as an ordinary loss in accordance with SFAS No.145.

   In June 2002, FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This statement nullifies Emerging Issues Task Force Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring), and addresses the recognition and measurement of costs associated with an exit activity that does not involve an entity newly acquired in a business combination or with a disposal activity covered by SFAS No. 144. SFAS No. 146 applies to all disposal activities initiated after December 15, 2002. Thus, SFAS No. 146 will be effective for the Account as of January 1, 2003 and is not expected to have a material impact on the financial statements.

   In November 2002, the FASB issued FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN No. 45"). FIN No. 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, the company must recognize an initial liability for the fair value, or market value of the obligation it assumes under the guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and initial measurement provisions apply on a prospective basis to guarantees issued or modified after December 31, 2002. Management is currently evaluating the impact of the adoption of the initial recognition and initial measurement provisions of FIN No. 45 on the Account's financial statements.

   In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN No. 46"). FIN No. 46 clarifies the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements ("ARB No. 51"), to certain entities in which equity investors do not have characteristics of controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The application of the majority voting interest requirement in ARB No. 51 to certain types of entities may not identify the party with a controlling financial interest because the controlling financial interest may be achieved through arrangements that do not involve a controlling interest. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and to fiscal years beginning after June 15, 2003, for variable interest entities acquired before February 1, 2003. FIN No. 46 will be adopted on January 1, 2004 by the Account. Management is currently evaluating the impact of the adoption of FIN. No. 46 on the Account's financial statements.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


C: INVESTMENTS


1. REAL ESTATE INVESTMENTS


   The Account's real estate investments are comprised of the following:




                                                                            DECEMBER 31, 2002       DECEMBER 31, 2001
                                                                         ----------------------- -----------------------
(MILLIONS)                                                                   COST       VALUE        COST       VALUE
----------                                                               -----------------------------------------------
   Properties:
   Office .............................................................. $   572.6   $   531.0   $   564.8   $   541.8
   Retail ..............................................................     388.0       405.2       557.9       525.5
   Industrial/R&D ......................................................     358.5       392.0       389.3       456.2
   Residential .........................................................     224.9       228.5       146.3       150.3
   Hotel ...............................................................      51.9        43.0        86.3        77.9
                                                                         ---------   ---------   ---------   ---------
   SUBTOTAL ............................................................   1,595.9     1,599.7     1,744.6     1,751.7
                                                                         ---------   ---------   ---------   ---------
   Partnership equities and related mortgage loans and notes receivable:
   Office ..............................................................     115.2       310.9       128.7       352.0
   Retail ..............................................................      50.4       170.4        66.9       156.1
   Industrial/R&D ......................................................      19.1        10.8        18.9        14.9
   Residential .........................................................      52.0        53.1        52.0        52.0
   Hotel ...............................................................      64.4        61.9        24.5        52.0
   Other* ..............................................................       2.8         2.0         2.7         2.0
                                                                         ---------   ---------   ---------   ---------
   SUBTOTAL ............................................................     303.9       609.1       293.7       629.0
   Mortgage loans and notes receivable:
   Office ..............................................................         -           -        15.0        15.0
   Retail ..............................................................     125.0       165.0       125.5       165.5
                                                                         ---------   ---------   ---------   ---------
   SUBTOTAL ............................................................     125.0       165.0       140.5       180.5
                                                                         ---------   ---------   ---------   ---------
   TOTAL ............................................................... $ 2,024.8   $ 2,373.8   $ 2,178.8   $ 2,561.2
                                                                         =========   =========   =========   =========



*     Other includes land and ground leases.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


1. REAL ESTATE INVESTMENTS (CONTINUED)


   During 2002, the Account consummated the sale of the following properties and the information related to the transactions is as follows:





                                                            SALES          COSTS           NET        REALIZED GAIN/(LOSS)
                                                            PRICE         TO SELL       PROCEEDS            ON SALE
NAME                                         TYPE        (MILLIONS)     (MILLIONS)     (MILLIONS)          (MILLIONS)
--------------------------------------   ------------   ------------   ------------   ------------   ---------------------
   Springfield Newington .............   Industrial       $   5.7         $  0.2        $   5.5             $ (0.1)
   Orchards Mall .....................   Retail               1.7            0.1            1.6                  -
   1100 West Walnut ..................   Industrial           3.0            0.1            2.9                  -
   Smiland Paint .....................   Industrial           3.3            0.1            3.2                  -
   Franklin Road Warehouse ...........   Industrial           1.9            0.1            1.8                0.2
   Cobb Parkway Warehouse ............   Industrial           4.1            0.1            4.0                  -
   1100 John Reed Ct .................   Industrial           5.0            0.2            4.8               (0.4)
   1115 John Reed Ct .................   Industrial           3.1            0.1            3.0               (0.3)
   Panel Concepts ....................   Industrial           5.8            0.2            5.6               (0.1)
   Colonie Center ....................   Retail              58.3            1.1           57.2               (3.2)
   Valley View Square Mall ...........   Retail              50.0            0.8           49.2                  -
   McGillis Distribution* ............   Industrial           2.6            0.1            2.5               (0.1)
   Longboat Key Hilton ...............   Hotel               15.2            0.5           14.7               (0.7)
   Holiday Inn Lido Beach ............   Hotel               13.9            0.5           13.4               (0.2)
   Macro Warehouses ..................   Industrial          11.2            0.1           11.1                0.5
   Director Drive Warehouses .........   Industrial           5.4            0.1            5.3                0.4
                                                          -------         ------        -------             ------
   TOTAL .............................                    $ 190.2         $  4.4        $ 185.8             $ (4.0)
                                                          -------         ------        -------
   Other dispositions** ..............                                                                        (3.8)
                                                                                                            ------
   Net realized loss from sales or
    dispositions .....................                                                                      $ (7.8)
                                                                                                            ======



   *     Partial sale - only two of six buildings were sold.


   ** Other dispositions include loss on restructuring of joint venture and loss from termination of interest rate hedge.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


1. REAL ESTATE INVESTMENTS (CONTINUED)


   During 2001, the Account consummated the sale of the following properties and the information related to the transactions is as follows:





                                                            SALES          COSTS           NET        REALIZED GAIN/(LOSS)
                                                            PRICE         TO SELL       PROCEEDS            ON SALE
NAME                                         TYPE        (MILLIONS)     (MILLIONS)     (MILLIONS)          (MILLIONS)
--------------------------------------   ------------   ------------   ------------   ------------   ---------------------
   Villa Italia ......................   Retail           $   2.9         $  0.0        $   2.9             $ (2.9)
   Fashion Valley* ...................   Retail             165.0            0.2          164.8               (1.1)
   Welsh Pool Road Warehouse .........   Industrial           1.7            0.1            1.6               (0.4)
   Snowdrift Warehouse ...............   Industrial           3.9            0.1            3.8               (0.3)
   Gehman Road Warehouse .............   Industrial           3.8            0.1            3.7               (0.2)
   Chico Mall ........................   Retail              38.7            0.4           38.2               (2.2)
                                                          -------         ------        -------             ------
   TOTAL .............................                    $ 216.0         $  0.9        $ 215.0             $ (7.1)
                                                          -------         ------        -------             ------
   Other dispositions ................                                                                         0.4
                                                                                                            ------
   Net realized loss from sales or
    dispositions .....................                                                                      $ (6.7)
                                                                                                            ======



   *     Sold 50% of ownership interest in property.


   During 2002, the Account acquired the following property and the information related to the transaction is as follows:





NAME                                        TYPE        PURCHASE PRICE (MILLIONS)     MONTH ACQUIRED
----                                   -------------   ---------------------------   ---------------
   Toscana at Empire Lakes .........   Residential               $ 78.5              December
----------------------------------------------------------------------------------------------------



   During 2001, the Account made no property acquisitions.

   As of December 31, 2002, the Account is under contract to invest $24.0 million in new properties in fiscal year 2003.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


2. REAL ESTATE PARTNERSHIP EQUITIES


   The combined financial positions and results of operations of the Account's partnership equities at December 31, 2002 and 2001, are summarized as follows:




                                                                          2002           2001
                                                                    --------------- --------------
   Number of interests ............................................ 12              11
   Ownership positions ............................................ 35.0 - 75.0%*   35.0 - 75.0%*
   Account's equity value (millions) .............................. $  607          $  499
   Notes receivable related to partnership equities (millions) .... -               $   17
   Partnership assets (millions)** ................................ $1,761          $1,787
   Partnership debt (millions)** .................................. $  594          $  542
   Partnership other liabilities (millions)** ..................... $   38          $  292
   Partnership income (millions)** ................................ $   83          $   77



   * 75% ownership in one venture where the Account does not have a controlling interest.


   **    Stated at 100%.


3. MORTGAGE LOANS AND NOTES RECEIVABLE


   At December 31, 2002, mortgage loans and notes receivable at a market value of $167.0 million, of which $2.0 million related to partnership equities and $165.0 million to other mortgage loans and notes receivable, had interest rates ranging from 9.0% to 12.0%. The contractual principal amount of $127.0 million is due from borrowers in fiscal year 2003.


D: BORROWINGS

1. MORTGAGE LOANS PAYABLE


     Mortgage loans payable are recorded at market value and consist of the following at December 31, 2002 and 2001:




                                                                                           2002           2001
                                                                                        (MILLIONS)     (MILLIONS)
                                                                                       ------------   -----------
   LIBOR plus .76% loan collateralized by three real estate properties with a market value of $340.6 million. Interest only paid monthly until maturity. Maturing
    June 2004. .....................................................................     $  183.7      $  183.0
   6.16% loan collateralized by a real estate property with a market value of
    $153.0 million. Amortizing principal and interest paid monthly with a balloon
    payment due at maturity. Maturing November 2005. ...............................         68.7          66.6
                                                                                         --------      --------
   TOTAL ...........................................................................     $  252.4      $  249.6
                                                                                         ========      ========

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


1. MORTGAGE LOANS PAYABLE (CONTINUED)


   A total of $2.7 million in financing costs have been incurred with respect to the mortgage loans payable. As of December 31, 2002 and 2001, $1.3 million and $2.0 million, respectively, remains unamortized.


   Scheduled annual payments of principal on mortgage loans payable for the five years following December 31, 2002, and thereafter are as follows:




YEAR ENDING DECEMBER 31,    (MILLIONS)
-------------------------- -----------
  2003 ...................  $    .9
  2004 ...................    185.9
  2005 ...................     63.3
                            -------
  TOTAL ..................  $ 250.1
                            =======



2. NOTES PAYABLE


   In August 1997, the Account issued $300 million of unsecured notes payable comprised of the following: $125 million 6.80% notes due August 15, 2002, and $175 million 7.00% notes due August 15, 2004. Interest on the notes is payable on February 15 and August 15 of each year. The Account repaid the $125 million 6.8% notes in August 2002. In May 2002, the Account issued $150 million of 6.25% unsecured notes payable, at a discount of $0.6 million, due May 15, 2007. Interest on these notes is payable on May 15 and November 15 of each year. The market value of all notes as of December 31, 2002 and 2001, respectively, is $344.2 million and $307.4 million. The notes are redeemable at the option of the Account, in whole or in part, at any time at a redemption price equal to the sum of the principal amount of the notes or portion thereof being redeemed plus accrued and unpaid interest thereon plus a prepayment penalty.


   The note agreements contain certain financial and non-financial covenants, including requirements regarding outstanding indebtedness, debt service coverage ratio and unencumbered assets. The Account was in compliance with all covenants, as of December 31, 2002 and 2001.

   Financing costs of $4.6 million have been incurred with respect to the notes payable. As of December 31, 2002 and 2001, $1.7 million and $0.9 million, respectively, remains unamortized.


4. LINE OF CREDIT


   On June 29, 2000, the Account entered into a $300 million revolving credit agreement with a consortium of banks, which expires in June 2003. The agreement contains alternative borrowing arrangements which provide for interest costs based on LIBOR plus .55% or lower, or other alternative rates. In addition, the Account pays a quarterly facility fee of .15% per annum on the entire amount of the facility. At December 31, 2002 and 2001, respectively, there were $116 million and $150 million in borrowings outstanding under the agreement, which approximates fair market value.

   The Account is currently in negotiation to replace the existing credit facility upon expiration.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Continued)
------------------------------------------------------------------------------


4. LINE OF CREDIT (CONTINUED)


   The line of credit agreement contains certain financial and non-financial covenants, including requirements regarding outstanding indebtedness, debt service coverage ratio, unencumbered assets and net asset value. The Account was in compliance with all covenants, as of December 31, 2002 and 2001.

   Financing costs of $2.1 million have been incurred with respect to the line of credit. As of December 31, 2002 and 2001, respectively, $0.4 million and $1.2 million remains unamortized.


E: LEASES

   Minimum future rentals scheduled to be received on real estate properties, excluding partnership equities, under non cancelable operating leases in effect as of December 31, 2002, are as follows:





YEAR ENDING DECEMBER 31,    (MILLIONS)
-------------------------- -----------
  2003 ...................  $  112.6
  2004 ...................      98.8
  2005 ...................      79.2
  2006 ...................      61.2
  2007 ...................      48.0
  Thereafter .............     139.1
                            --------
  TOTAL ..................  $  538.9
                            ========



   Percentage rental income that has been earned included in investment income was approximately $2.2 million and $4.9 million in 2002 and 2001, respectively.


F: WITHDRAWALS

   The ability of a client to withdraw funds from the Account is subject to the availability of cash arising from net investment income, allocations and the sale of investments in the normal course of business. To the extent that withdrawal requests exceed such available cash, Management has uniform procedures to provide for cash payments, which may be deferred for such period, as Management considers necessary to protect the interests of other clients in the Account or to obtain the funds to be withdrawn. At December 31, 2002 and 2001, there were no unfunded withdrawal requests.


G: RELATED PARTY TRANSACTIONS

   At December 31, 2002 and 2001, interests of retirement plans for employees, managers and agents of Equitable in the Account aggregated $128.0 million (7.7%) and $122.6 million (6.6%), respectively, of the net assets of the Account.

--------------------------------------------------------------------------------

PRIME PROPERTY FUND



Notes to Financial Statements (Concluded)
------------------------------------------------------------------------------


4. LINE OF CREDIT (CONTINUED)


H: FEES

   Management charges clients in the Account a monthly asset management fee based on the client's prior month-end net asset value at the annual rates shown below:





AMOUNT OF FUNDS                                ANNUAL RATE
---------------                               ------------
  First $10 million .........................      1.15%
  Next $15 million ..........................      1.00%
  Excess over $25 million ...................      0.80%



   For the fiscal years ended December 31, 2002 and 2001, asset management fees totaled $16.7 million and $19.8 million, respectively. At December 31, 2002 and 2001, the clients' liability to Management for asset management fees totaled $3.0 million and $3.9 million, respectively.


I: SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

   In the Statements of Cash Flows, the Account considers short-term investments to be cash equivalents.

   Cash payments of interest were $36.1 million and $46.2 million during 2002 and 2001, respectively.

   Non-cash investing and financing activities are summarized as follows:





                                                                                   2002           2001
                                                                               ------------   -----------
                                                                                (MILLIONS)     (MILLIONS)
                                                                               ------------   -----------
   Mortgages and notes receivable accepted as partial sales consideration ..        $ -          $ 2.8
                                                                                    ---          -----



J: SUBSEQUENT EVENTS

   Subsequent to December 31, 2002, the Account consummated the sale of four industrial properties and one retail property and realized a net gain of $1.8 million. The Account also invested $75.4 million in two residential properties and one industrial property, $24 million of which was under contract as of December 31, 2002.

                                     PART C

                               OTHER INFORMATION

This Part C is amended solely for the purpose of adding the financial statements numbered 6 and 7 under Item 28(a), Exhibits 13.(m) and (n) under Item 28(b), and amending the response to Item 30, and filing such exhibits herewith. No amendment or deletion is made of any of the other information set forth under the Part C Items as provided in Form N-3 filed on April 25, 2003.

Item 28. Financial Statements and Exhibits.

         (a) Financial Statements included in Part B.

         The following are included in the Statement of Additional Information, as Supplemented relating to the American Dental Association Program:

         6. Separate Account No. 30:
            - Report of Independent Auditors - Ernst & Young LLP
            - Report of Independent Accountants - PricewaterhouseCoopers LLP
            - Statements of Assets and Liabilities, December 31, 2002 and 2001
            - Statements of Operations and Changes in Net Assets for the Years
              Ended December 31, 2002 and 2001
            - Statements of Cash Flows for the Years Ended December 31, 2002 and
              2001
            - Notes to Financial Statements

         7. Separate Account No. 8 (Prime Property Fund):
            - Report of Independent Auditors - Ernst & Young LLP
            - Report of Independent Accountants - PricewaterhouseCoopers LLP
            - Statements of Assets and Liabilities, December 31, 2002 and 2001
            - Statements of Operations and Changes in Net Assets for the Years
              Ended December 31, 2002 and 2001
            - Statements of Cash Flows for the Years Ended December 31, 2002 and
              2001
            - Notes to Financial Statements

         (b) Exhibits

             13(m) Consent of Independent Accountants
                   (PricewaterhouseCoopers LLP)

             13(n) Consent of Independent Auditors (Ernst & Young LLP)

Item 30. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

         Separate Account Nos. 4, 8, 30, 191, 200 and 206 of The Equitable Life Assurance Society of the United States (the "Separate Accounts") are separate accounts of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (formerly The Equitable Companies Incorporated) (the "Holding Company").

         AXA owns 100% of the outstanding common stock of the Holding Company. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                                   SIGNATURES

     As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to the Registration Statement and has caused this Registration Statement to be signed on its behalf in the City and State of New York, on this 13th day of June, 2003.


                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES
                                                    (Registrant)


                                            By: The Equitable Life Assurance
                                                Society of the United States


                                            By: /s/ Robin Wagner
                                                -------------------------------
                                                    Robin Wagner
                                                    Vice President and Counsel

                                   SIGNATURES


     As required by the Securities Act of 1933, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 13th day of June, 2003.



                            THE EQUITABLE LIFE ASSURANCE
                            SOCIETY OF THE UNITED STATES
                                   (Registrant)


                            By: /s/ Robin Wagner
                                ----------------------
                                    Robin Wagner
                                    Vice President and Associate General Counsel


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:


*Christopher M. Condron                     Chairman of the Board, Chief
                                            Executive Officer and Director



PRINCIPAL FINANCIAL OFFICER:


*Stanley B. Tulin                           Vice Chairman of the Board,
                                            Chief Financial Officer and
                                            Director


PRINCIPAL ACCOUNTING OFFICER:



*Alvin H. Fenichel                          Senior Vice President and
                                            Controller


*DIRECTORS:
Bruce W. Calvert          John C. Graves               Joseph H. Moglia
Franccoise Colloc'h       Donald J. Greene             Peter J. Tobin
Christopher M. Condron    Mary R. (Nina) Henderson     Stanley B. Tulin
Henri de Castries         James F. Higgins
Claus-Michael Dill        W. Edwin Jarmain
Joseph L. Dionne          Christina Johnson
Denis Duverne             Scott D. Miller
Jean-Rene Fourtou



*By /s/ Robin Wagner
-------------------------
    Robin Wagner
    Attorney-in-Fact
    June 13, 2003

                                 EXHIBIT INDEX

EXHIBIT NO.                                              TAG VALUE
-----------                                              ---------

13(m)               Consent of Independent Accountants

13(n)               Consent of Independent Auditors